UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2025

ALPHAVEST ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41574	N/A
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

205 W. 37th Street New York, NY 10018
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (203) 998-5540

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	ATMVU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	ATMV	The Nasdaq Stock Market LLC
Rights, each right entitling the holder thereof to one-tenth of one ordinary share	ATMVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Amendment to Business Combination Agreement

On June 25, 2025, AlphaVest Acquisition Corp, a Cayman Islands exempted company (“SPAC”) entered into an Amendment (the “Amendment”) to that certain Business Combination Agreement dated August 16, 2024 (the “Business Combination Agreement”), by and among SPAC, AV Merger Sub, a Washington corporation and a wholly owned subsidiary of SPAC (“Merger Sub”), and AMC Corporation, a Washington corporation (the “Company”), pursuant to which, among other things, the parties agreed to (i) increase the Enterprise Value from $175,000,000 to $180,000,000 and (ii) extend the Termination Date of the Business Combination Agreement to December 31, 2025.

All terms used in this Item 1.01 and not defined herein shall have the meanings set forth in the Business Combination Agreement. The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 and is incorporated by reference herein.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination between SPAC and the Company, SPAC filed a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”) that includes a preliminary proxy statement/prospectus of SPAC, and after the Registration Statement is declared effective, SPAC will mail a definitive proxy statement/prospectus relating to the Business Combination to its shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of SPAC’s shareholders to be held to approve the Business Combination and related matters. This communication does not contain all of the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect to such matters. SPAC and the Company may also file other documents with the SEC regarding the Business Combination. SPAC shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, when available, as these materials will contain important information about SPAC, the Company and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to SPAC shareholders as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to SPAC at 205 W. 37th Street

New York, NY 10018, Attention: Yong (David) Yan, Principal Executive Officer, (203) 998-5540.

Participants in the Solicitation / No Offer or Solicitation

The Company and SPAC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SPAC shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of SPAC and information regarding their interests in the business combination are contained in the proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

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This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

This communication may contain statements that constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning SPAC’s and the Company’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the Business Combination will generate returns for shareholders. These forward-looking statements are based on SPAC’s or the Company’s management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of SPAC’s or the Company’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against SPAC, the Company, or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain the approval of the shareholders of SPAC, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (d) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; (f) the risk that the Business Combination disrupts current plans and operations of the Company or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (g) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (h) costs related to the Business Combination; (i) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in the need for SPAC to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of SPAC’s securities and the attractiveness of the Business Combination to investors; (j) the possibility that SPAC and the Company may be adversely affected by other economic, business, and/or competitive factors; (k) the Company’s ability to execute its business plans and strategies; (l) the Company’s estimates of expenses and profitability; (m) the risk that the transaction may not be completed by SPAC’s business combination deadline and the potential failure to obtain extensions of the business deadline if sought by SPAC; (n) other risks and uncertainties indicated from time to time in the final prospectus of SPAC relating to its initial public offering filed with the SEC, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by SPAC. Copies are available on the SEC’s website, www.sec.gov. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

SPAC and the Company assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither SPAC nor the Company gives any assurance that either SPAC or the Company will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Exhibit Title or Description
2.1	Amendment to Business Combination Agreement, dated as of June 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHAVEST ACQUISITION CORP

Dated: July 01, 2025	By:	/s/ Yong (David) Yan
	Name:	Yong (David) Yan
	Title:	Principal Executive Officer

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